UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2018

Spirit of Texas Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	001-38484 (Commission File Number)	90-0499552 (IRS Employer Identification No.)

1836 Spirit of Texas Way

Conroe, Texas 77301

(Address of principal executive offices) (Zip Code)

(936) 521-1836

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

Spirit of Texas Bancshares, Inc. (“Spirit”) held a special meeting of shareholders on November 13, 2018 (the “Special Meeting”). There were 9,795,771 shares of Spirit common stock, no par value (“Spirit Common Stock”), outstanding as of the record date and entitled to vote at the Special Meeting and 6,550,192 shares were represented in person or by proxy, which constituted a quorum to conduct business at the Special Meeting. Spirit shareholders voted on and approved the following proposals, which are described in more detail in the joint proxy statement/prospectus filed with the Securities and Exchange Commission on October 18, 2018 pursuant to Rule 424(b):

(1)

To approve the Agreement and Plan of Reorganization, dated as of July 19, 2018 (the “Reorganization Agreement”), by and between Spirit and Comanche National Corporation, a Texas corporation (“Comanche”), and the transactions contemplated thereby, including the merger of Comanche with and into Spirit, with Spirit continuing as the surviving corporation (the “Merger”). Final voting results were as follows:

Votes For	Votes Against	Abstentions
6,533,999	13,167	3,026

(2)	To approve the issuance of Spirit Common Stock in connection with the Merger. Final voting results were as follows:

Votes For	Votes Against	Abstentions
6,493,818	21,456	34,918

Spirit shareholders did not vote on the third proposal, which was a proposal to adjourn the Special Meeting to solicit additional proxies in favor of the first two proposals, as management determined it was not necessary to do so.

Item 8.01	Other Events

On November 13, 2018, Comanche shareholders approved at a special meeting of shareholders the Reorganization Agreement and the transactions contemplated thereby, including the Merger.

In addition, on November 14, 2018, Spirit received regulatory approval to complete the Merger from the Texas Department of Savings and Mortgage Lending. As Spirit had already received regulatory approvals from the Federal Reserve Bank of Dallas, acting on delegated authority from the Board of Governors of the Federal Reserve System, and the Federal Deposit Insurance Corporation to complete the Merger and to merge The Comanche National Bank, a national banking association and subsidiary of Comanche, with and into Spirit of Texas Bank, SSB, a Texas state savings bank and wholly-owned subsidiary of Spirit (“Spirit Bank”), with Spirit Bank continuing as the surviving bank, all regulatory approvals required to be obtained prior to the completion of the Merger have been obtained.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2018	SPIRIT OF TEXAS BANCSHARES, INC.

	By:	/s/ Jeffrey A. Powell
	Name:	Jeffrey A. Powell
	Title:	Chief Financial Officer and Executive Vice President